UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  07/29/2004

UMB FINANCIAL CORP
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-4887

MO	43-0903811
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

1010 Grand Blvd
Kansas City, MO 64106
(Address of Principal Executive Offices, Including Zip Code)

(816) 860-7889
(Registrant’s Telephone Number, Including Area Code)

Items to be Included in this Report

Item 7.    Financial statements and exhibits

Press release dated as of July 29, 2004 by UMB Financial Corporation reporting financial results for fiscal quarter ended June 30, 2004

Item 12.    Results of Operations and Financial Condition

On July 29, 2004, UMB Financial Corporation issued a press release announcing its earnings for the second quarter of 2004. A copy of this release is attached as Exhibit 99.1

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

UMB FINANCIAL CORP

Date: July 29, 2004.	By:	/s/ Daniel C. Stevens
Daniel C. Stevens
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release